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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated October 5, 1999 appearing in Imaging Technologies Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1999.




/s/ Boros & Farrington
----------------------
Boros & Farrington PC

San Diego, California
February 25, 2000